UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005 (January 24, 2005)

Encysive Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas		77081
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713-796-8822

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On January 24, 2005, Derek Maetzold, Vice President, Marketing and Sales of Encysive Pharmaceuticals Inc. (the “Company”), entered into a written Sales Plan (the “Plan”) under Rule 10b5-1 of the Securities Exchange Act of 1934 pursuant to which he will sell up to 5,000 shares of the Company’s common stock starting April 4, 2005, and through May 26, 2005. The primary reason that Mr. Maetzold is selling the shares is to pay taxes due upon the vesting of certain shares of restricted common stock of the Company held by him. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

               99.1 Sales Plan between Derek Maetzold and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCYSIVE PHARMACEUTICALS INC. (Registrant)

Date: January 25, 2005

/s/ Stephen L. Mueller

Stephen L. Mueller Vice President, Finance and Administration Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Sales Plan between Derek Maetzold and Merrill Lynch, Pierce, Fenner & Smith Incorporated.